Exhibit 23.8

CONSENT OF QUALIFIED PERSON

I, Balázs Németh, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen Potash Project” (the “Technical Report Summary”), with an effective date of June 30, 2024, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Balázs Németh
Name:	Balázs Németh, MAusIMM
Title:	Principal Geophysicist
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Johannes Sondergaard, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen Potash Project” (the “Technical Report Summary”), with an effective date of June 30, 2024, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Johannes Sondergaard
Name:	Johannes Sondergaard, MAusIMM
Title:	Manager Resource Engineering & Long Term Planning
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Cameron McKinnon, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen Potash Project” (the “Technical Report Summary”), with an effective date of June 30, 2024, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Cameron McKinnon
Name:	Cameron McKinnon, P.Eng (APEGS)
Title:	Principal Engineer Process
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Jairo Gomez, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen Potash Project” (the “Technical Report Summary”), with an effective date of June 30, 2024, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Jairo Gomez
Name:	Jairo Gomez, P.Eng (APEGS)
Title:	Principal Geotechnical Engineer
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Graham Reynolds, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen Potash Project” (the “Technical Report Summary”), with an effective date of June 30, 2024, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Graham Reynolds
Name:	Graham Reynolds, MAusIMM
Title:	General Manager Operations
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Melanie Failler, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen Potash Project” (the “Technical Report Summary”), with an effective date of June 30, 2024, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Melanie Failler
Name:	Melanie Failler, P.Biol (ASPB)
Title:	Principal Environment
Jansen
BHP

CONSENT OF QUALIFIED PERSON

I, Jessica Perras, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen Potash Project” (the “Technical Report Summary”), with an effective date of June 30, 2024, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular section[s] identified in the Technical Report Summary as having been prepared by me and the corresponding section[s] of the Executive Summary.

Date: August 15, 2025

/s/ Jessica Perras
Name:	Jessica Perras, P.Geo (APEGS)
Title:	Principal Tailings and Closure Planner
Jansen
BHP